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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20529

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report:     May 14, 1996


                   MBNA AMERICA BANK, NATIONAL ASSOCIATION
                               ON BEHALF OF THE
                      MBNA MASTER CREDIT CARD TRUST II
            (Exact name of registrant as specified in its charter)



  United States                    33-99324                    51-0331454
- -----------------        -----------------------------       --------------
(State or other               (Commission File               (IRS Employer
 jurisdiction of                    Number)               Identification No.)
 incorporation)


                             400 Christiana Road
                              Newark, DE. 19713
- ------------------------------------------------------------------------------
                   (Address of principal executive office)



Registrant's telephone number, including area code  (302) 453-9930.
                                                    ---------------

Item 5.     OTHER EVENTS


     The following are filed as Exhibits to this Report under Exhibit 4:

      4.1 Series 1996-B Supplement to the Pooling and Servicing Agreement, dated as of March 26, 1996, among MBNA America Bank, National Association, Seller and Servicer, and The Bank of New York, Trustee.

      4.2 Series 1996-C Supplement to the Pooling and Servicing Agreement, dated as of March 27, 1996, among MBNA America Bank, National Association, Seller and Servicer, and The Bank of New York, Trustee.

      4.3 First Amendment to the MBNA Master Credit Card Trust II Pooling and Servicing Agreement, dated as of March 11, 1996, by and between MBNA America Bank, National Association, Seller and Servicer, and The Bank of New York, Trustee.

      4.4 First Amendment to the Series 1994-A Supplement to the Pooling and Servicing Agreement, dated as of April 30, 1996, by and between MBNA America Bank, National Association, Seller and Servicer, and The Bank of New York, Trustee.

      4.5 First Amendment to the Series 1994-B Supplement to the Pooling and Servicing Agreement, dated as of November 30, 1994, by and between MBNA America Bank, National Association, Seller and Servicer, and The Bank of New York, Trustee.

      4.6 Second Amendment to the Series 1994-B Supplement to the Pooling and Servicing Agreement, dated as of April 30, 1996, by and between MBNA America Bank, National Association, Seller and Servicer, and The Bank of New York, Trustee.

      4.7 First Amendment to the Series 1994-C Supplement to the Pooling and Servicing Agreement, dated as of April 30, 1996, by and between MBNA America Bank, National Association, Seller and Servicer, and The Bank of New York, Trustee.

      4.8 First Amendment to the Series 1994-D Supplement to the Pooling and Servicing Agreement, dated as of April 30, 1996, by and between MBNA America Bank, National Association, Seller and Servicer, and The Bank of New York, Trustee.

      4.9 First Amendment to the Series 1995-A Supplement to the Pooling and Servicing Agreement, dated as of April 30, 1996, by and between MBNA America Bank, National Association, Seller and Servicer, and The Bank of New York, Trustee.

      4.10 First Amendment to the Series 1995-B Supplement to the Pooling and Servicing Agreement, dated as of April 30, 1996, by and between MBNA America Bank, National Association, Seller and Servicer, and The Bank of New York, Trustee.

      4.11 First Amendment to the Series 1995-C Supplement to the Pooling and Servicing Agreement, dated as of April 30, 1996, by and between MBNA America Bank, National Association, Seller and Servicer, and The Bank of New York, Trustee.

      4.12 First Amendment to the Series 1995-D Supplement to the Pooling and Servicing Agreement, dated as of April 30, 1996, by and between MBNA America Bank, National Association, Seller and Servicer, and The Bank of New York, Trustee.

      4.13 First Amendment to the Series 1995-E Supplement to the Pooling and Servicing Agreement, dated as of April 30, 1996, by and between MBNA America Bank, National Association, Seller and Servicer, and The Bank of New York, Trustee.

      4.14 First Amendment to the Series 1995-F Supplement to the Pooling and Servicing Agreement, dated as of April 30, 1996, by and between MBNA America Bank, National Association, Seller and Servicer, and The Bank of New York, Trustee.

      4.15 First Amendment to the Series 1995-I Supplement to the Pooling and Servicing Agreement, dated as of April 30, 1996, by and between MBNA America Bank, National Association, Seller and Servicer, and The Bank of New York, Trustee.

      4.16 First Amendment to the Series 1995-J Supplement to the Pooling and Servicing Agreement, dated as of April 30, 1996, by and between MBNA America Bank, National Association, Seller and Servicer, and The Bank of New York, Trustee.

      4.17 First Amendment to the Series 1996-A Supplement to the Pooling and Servicing Agreement, dated as of April 30, 1996, by and between MBNA America Bank, National Association, Seller and Servicer, and The Bank of New York, Trustee.


     The following are filed as Exhibits to this Report under Exhibit 20:

      20.1 Series 1994-A Certificateholders' Statement for the month ended April 30, 1996.

      20.2 Series 1994-B Certificateholders' Statement for the month ended April 30, 1996.

      20.3 Series 1994-C Certificateholders' Statement for the month ended April 30, 1996.

      20.4 Series 1994-D Certificateholders' Statement for the month ended April 30, 1996.

      20.5 Series 1995-A Certificateholders' Statement for the month ended April 30, 1996.

      20.6 Series 1995-B Certificateholders' Statement for the month ended April 30, 1996.

      20.7 Series 1995-C Certificateholders' Statement for the month ended April 30, 1996.

      20.8 Series 1995-D Certificateholders' Statement for the month ended April 30, 1996.

      20.9 Series 1995-E Certificateholders' Statement for the month ended April 30, 1996.

     20.10 Series 1995-F Certificateholders' Statement for the month ended April 30, 1996.

     20.11 Series 1995-I Certificateholders' Statement for the month ended April 30, 1996.

     20.12 Series 1995-J Certificateholders' Statement for the month ended April 30, 1996.

     20.13 Series 1996-A Certificateholders' Statement for the month ended April 30, 1996.

     20.14 Series 1996-B Certificateholders' Statement for the period of March 26, 1996 through April 30, 1996.

     20.15 Series 1996-C Certificateholders' Statement for the period of March 27, 1996 through April 30, 1996.

Item 5.     OTHER EVENTS

     The following are filed as Exhibits to this Report under Exhibit 99:

     99.1. Series 1994-A Key Performance Factors for the month ended April 30, 1996.

     99.2. Series 1994-B Key Performance Factors for the month ended April 30, 1996.

     99.3. Series 1994-C Key Performance Factors for the month ended April 30, 1996.

     99.4. Series 1994-D Key Performance Factors for the month ended April 30, 1996.

     99.5. Series 1995-A Key Performance Factors for the month ended April 30, 1996.

     99.6. Series 1995-B Key Performance Factors for the month ended April 30, 1996.

     99.7. Series 1995-C Key Performance Factors for the month ended April 30, 1996.

     99.8. Series 1995-D Key Performance Factors for the month ended April 30, 1996.

     99.9. Series 1995-E Key Performance Factors for the month ended April 30, 1996.

    99.10. Series 1995-F Key Performance Factors for the month ended April 30, 1996.

    99.11. Series 1995-I Key Performance Factors for the month ended April 30, 1996.

    99.12. Series 1995-J Key Performance Factors for the month ended April 30, 1996.

    99.13. Series 1996-A Key Performance Factors for the month ended April 30, 1996.

    99.14. Series 1996-B Key Performance Factors for the month ended April 30, 1996.

    99.15. Series 1996-C Key Performance Factors for the month ended April 30, 1996.


                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     May 14, 1996


                               MBNA AMERICA BANK, NATIONAL ASSOCIATION



                                By:         Marguerite M. Boylan
                                   ----------------------------------
                                Name:       Marguerite M. Boylan
                                Title:      Vice President